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                                    AMERITOR

                                    Industry
                                      Fund
                   (Formerly Steadman American Industry Fund)

                                     ANNUAL
                                     REPORT

                                 June 30, 1999

                        An Ameritor NO-LOAD Mutual Fund

                         AMERITOR FINANCIAL CORPORATION
                    (Formerly Steadman Security Corporation)

                                    Ameritor
                                   Financial
                                  Corporation

                               Investment Adviser
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Dear Shareholder:

Ameritor Industry Fund, formerly known as Steadman American Industry Fund, appreciated very modestly in this fiscal year. It overcame the almost 5% loss reported for the mid-year and yielded nearly a 1% gain for the whole year.

The investments of the Fund rose substantially but the gains achieved by the portfolio were offset by high operating costs, mainly the expense of servicing many small shareholder accounts and the re-programming of the Fund's computer system to deal with the Year 2000 issue. Much of the outlay required for Y2K compliance has already occurred so that additional costs to be incurred before the year 2000 will be minor. It is anticipated that these improvements, together with the ongoing program to reduce other costs, should lower expenses significantly.

We look forward to continued appreciation of our investments and lower operating costs. We expect to achieve a higher return for the next fiscal year.

We appreciate your continued confidence.

                                         Sincerely,
                                         /s/ Max Katcher
                                         Max Katcher
                                         President

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                         INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Ameritor Industry Fund

  We have audited the accompanying statement of assets and liabilities, in-cluding the portfolio of investments, of Ameritor Industry Fund as of June 30, 1999, the related statement of operations for the year then ended, the state-ments of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the re-sponsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 1996, the period February 1, 1995 through June 30, 1995, and the year ended January 31, 1995 were audited by other auditors whose report, dated August 6, 1996, expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. Our proce-dures included confirmation of securities owned as of June 30, 1999, by corre-spondence with the custodian and/or broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritor Industry Fund as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted account-ing principles.

                                                Reznick Fedder & Silverman P.C.
Bethesda, Maryland
August 9, 1999

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                             AMERITOR INDUSTRY FUND
                            Portfolio of Investments
                                 June 30, 1999

                                                                        Value
                                                                Shares (Note 1)
                                                                ------ --------
    COMMON STOCKS -- 100%
Computer Peripherals -- 29.4%
  Cisco Systems Inc (a)........................................ 4,000  $258,000
                                                                       --------
                                     Total Computer Peripherals         258,000
                                                                       --------
Consumer Finance -- 5.5%
  Associates First Capital Corporation......................... 1,096    48,567
                                                                       --------
                                         Total Consumer Finance          48,567
                                                                       --------
Financial Services -- 12.2%
  Citigroup Inc (b)............................................ 2,250   106,875
                                                                       --------
                                       Total Financial Services         106,875
                                                                       --------
Motor Vehicles -- 12.9%
  Ford Motor Company........................................... 2,000   112,875
                                                                       --------
                                           Total Motor Vehicles         112,875
                                                                       --------
Telecom Mfg. -- 15.4%
  Lucent Technologies Inc...................................... 2,000   134,875
                                                                       --------
                                              Total Telecom Mfg         134,875
                                                                       --------
Telephone Services -- 24.6%
  MCI Worldcom Inc (a)......................................... 2,500   215,156
                                                                       --------
                                       Total Telephone Services         215,156
                                                                       --------
  Total Portfolio of Investments (Cost $330,966)...............        $876,348
                                                                       ========

(a) Non-income producing security.
(b) Formerly Travelers Group, Inc.

    The accompanying notes are an integral part of the financial statements.

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                             AMERITOR INDUSTRY FUND
                      Statement of Assets and Liabilities
                                 June 30, 1999

Assets:
  Investments at value (Cost $330,966) (Note 1)...................  $   876,348
  Cash and cash equivalents (Note 1)..............................       39,525
  Due from affiliate (Note 4).....................................        2,860
  Dividends receivable............................................           20
  Interest receivable.............................................           30
                                                                    -----------
   Total assets...................................................      918,783
                                                                    -----------
Liabilities:
  Accounts payable and accrued expenses...........................       24,242
  Investment advisory and service fee payable (Note 4)............          936
  Other payable to affiliate (Note 4).............................        8,334
  Payable for trust shares redeemed...............................        3,306
                                                                    -----------
   Total liabilities..............................................       36,818
                                                                    -----------
Net Assets........................................................  $   881,965
                                                                    ===========
Net assets consist of:
  Accumulated net investment loss.................................  $(4,720,339)
  Unrealized appreciation of investments..........................      545,382
  Accumulated net realized losses from security transactions......     (500,417)
  Capital paid in less distributions since inception..............    5,557,339
                                                                    -----------
                                                                    $   881,965
                                                                    ===========
Net asset value, offering price and redemption price per share
  ($881,965 divided by 1,015,676 shares of no par value trust
  shares).........................................................  $      0.87
                                                                    ===========

    The accompanying notes are an integral part of the financial statements


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                             AMERITOR INDUSTRY FUND
                            Statement of Operations
                        For the year ended June 30, 1999

Investment Income:
  Dividends................................................. $  6,476
  Interest..................................................    1,484
                                                             --------
    Total income............................................          $   7,960
                                                                      ---------
Expenses:
  Salaries and employee benefits (Note 4)...................   29,150
  Investment advisory fee (Note 4)..........................    8,468
  Professional fees.........................................   32,887
  Shareholder servicing fee (Note 4)........................  102,711
  Rent (Note 4).............................................    5,681
  Custodian fees............................................    1,257
  Computer services (Note 4)................................   35,442
  Reports to shareholders...................................   19,216
  Trustees' fees and expenses (Note 4)......................    1,723
  Pricing and subscriptions.................................   10,778
  Miscellaneous.............................................    3,972
                                                             --------
    Total expenses..........................................            251,285
                                                                      ---------
    Net investment loss.....................................           (243,325)
                                                                      ---------
Realized and Unrealized Gain/(Loss) on
  Investments (Notes 1 and 3):
  Net realized gain from investment transactions............             94,265
  Change in unrealized appreciation of investments..........            157,406
                                                                      ---------
  Net gain on investments...................................            251,671
                                                                      ---------
  Net increase in net assets resulting from operations......          $   8,346
                                                                      =========

    The accompanying notes are an integral part of the financial statements.

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                             AMERITOR INDUSTRY FUND
                      Statements of Changes in Net Assets

                                                   For the year   For the year
                                                  ended June 30, ended June 30,
                                                       1999           1998
                                                  -------------- --------------
Increase (decrease) in net assets from
  operations:
 Net investment loss.............................   $(243,325)     $(256,697)
 Net realized gain from investment transactions..      94,265        356,531
 Change in unrealized appreciation of
   investments...................................     157,406         68,162
                                                    ---------      ---------
 Net increase in net assets resulting from
   operations....................................       8,346        167,996
Decrease in net assets from trust share
  transactions (Note 2)..........................    (102,681)      (167,793)
                                                    ---------      ---------
 (Decrease)/Increase in net assets...............     (94,335)           203
Net assets at beginning of period................     976,300        976,097
                                                    ---------      ---------
Net assets at end of period, including
  accumulated net investment loss of $4,720,339
  and $4,477,014.................................   $ 881,965      $ 976,300
                                                    =========      =========

    The accompanying notes are an integral part of the financial statements.


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                             AMERITOR INDUSTRY FUND

                              Financial Highlights

                                                               For the period   For the
                          For the years ended June 30         February 1, 1995 year ended
                          ---------------------------------   through June 30  January 31
                           1999     1998     1997     1996         1995*          1995
                          ------   ------   ------   ------   ---------------- ----------
Per Share Operating
  Performance:
 Net asset value,
   beginning of period..  $  .86   $  .72   $  .72   $  .88        $ 0.96        $ 1.65
                          ------   ------   ------   ------        ------        ------
 Net investment income
   (loss)...............    (.71)    (.80)    (.33)    (.41)         (.12)         (.26)
 Net realized and
   unrealized gain
   (loss) on
   investments..........     .72      .94      .33      .25           .04          (.43)
                          ------   ------   ------   ------        ------        ------
  Total from Investment
    operations..........     .01      .14      --      (.16)         (.08)         (.69)
                          ------   ------   ------   ------        ------        ------
 Net asset value, end of
   period...............  $  .87   $  .86   $  .72   $  .72        $  .88        $  .96
                          ======   ======   ======   ======        ======        ======
Ratio/Supplemental Data:
 Total Return...........    1.23%   18.36%      .5%  (18.48)%      (20.01)%**    (41.82)%
 Ratio of expenses to
   avg. net assets......   29.92%   22.57%   31.07%   24.61%        24.62%        17.69%
 Ratio of net investment
   income (loss) to
   average net assets...  (28.98)% (21.28)% (28.77)% (24.10)%      (22.86)%**    (15.63)%
 Portfolio turnover.....       0%      57%     128%     339%          617%**        289%
 Net Assets, end of
   period (000's).......  $  882   $  976   $  976   $1,008        $1,341        $1,472

*  Fund's fiscal year-end was changed to June 30.
**  Annualized

    The accompanying notes are an integral part of the financial statements.


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                            AMERITOR INDUSTRY FUND


Notes to Financial Statements

1. Organization and significant accounting policies
  Ameritor Industry Fund, formerly Steadman American Industry Fund, (the Fund) is registered under the Investment Company act of 1940, as amended, as a non-diversified, open-end investment company. The Fund has not been accepting new subscriptions since November 1996.
  The preparation of financial statements, in conformity with generally ac-cepted accounting principles, requires management to make estimates and as-sumptions that affect the reported amounts of assets and liabilities and dis-closure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the re-porting period. Actual results could differ from those estimates and signifi-cant changes to estimates could occur in the near term. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Cash and cash equivalents
  Management defines cash equivalents as investments that mature in three months or less when acquired. All cash and cash equivalents are invested in a single money market fund maintained by the investment custodian.

Security valuation
  Investments in securities traded on a national securities exchange are val-ued at the last reported sales price of the period. Investments for which no sale was reported on that date are valued at the mean between the latest bid and asked prices.

Security transactions and investment income
  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and ex-penses are recorded on the accrual basis.

Income taxes
  The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method, whereby de-ferred tax assets and

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                            AMERITOR INDUSTRY FUND

liabilities arise from the tax effect of temporary differences between the fi-nancial statement and tax bases of assets and liabilities, measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

2.Trust shares
  The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust shares were as follows:

                                        For the year          For the year
                                     ended June 30, 1999   ended June  30,1998
                                     --------------------  --------------------
                                      Shares     Amount     Shares     Amount
                                     ---------  ---------  ---------  ---------
Shares sold.........................     --0--  $   --0--      --0--  $   --0--
Shares redeemed.....................  (122,411)  (102,681)  (208,727)  (167,793)
                                     ---------  ---------  ---------  ---------
  Net decrease......................  (122,411)  (102,681)  (208,727)  (167,793)
                                     =========  =========  =========  =========
Shares outstanding:
  Beginning of period............... 1,138,087             1,346,814
                                     ---------             ---------
  End of period..................... 1,015,676             1,138,087
                                     =========             =========

3. Purchase and sales of securities
  During the year ended June 30, 1999, proceeds from sales of investment secu-rities aggregated $271,393. Net unrealized appreciation of investments aggre-gated $545,382, all of which related to gross unrealized appreciation where there is an excess of value over tax cost.

4. Investment advisory and transactions with affiliates
  Ameritor Financial Corporation (AFC), formerly Steadman Security Corpora-tion, an affiliate, has provided advisory services under an agreement which first became effective in 1972. On February 28, 1984, at the Annual Meeting of the shareholders, a new Investment Advisory Agreement was approved. Under the new advisory agreement AFC will continue to provide the same services it pro-vided under the same terms and conditions of the previous agreement. The agreement will continue in effect subject to the annual approval by the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The fee for investment advisory services is based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the

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                            AMERITOR INDUSTRY FUND

investment advisory fee, AFC received fees from the Fund for the performance of delegated services (dividend disbursing agent and transfer agent) as de-fined in the Trust Indenture, as amended. The fee for such services was com-puted on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account.
  AFC also received reimbursements from the Fund for the salaries and benefits of its employees who perform functions other than investment advisory and shareholder service functions for the fund, for rent and for computer program-ming services. As of June 30, 1999, the Fund had reimbursed AFC $2,860 in ex-cess of amounts owed.
  Certain officers and trustees of the Fund are "affiliated persons" of the Investment Adviser, as defined by the Investment Company Act of 1940.

5. Federal income taxes
  In the fiscal year ended June 30, 1999, the Fund did not meet the asset di-versification requirements applicable to regulated investment companies. Thus, the Fund did not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. However, the Fund had a net investment loss in fiscal year ended June 30, 1999; therefore, no income tax provision is re-quired. A full valuation allowance was provided for net deferred tax assets, totaling approximately $1,566,000 at June 30, 1999, which arise principally from net operating loss carryforwards and capital carryforwards available for income tax purposes.
  For income tax purposes, the fund has net operating loss carryforwards ap-proximating $4,671,000 which are available to offset future net operating in-come in non-qualifying years, if any, which expire as follows: (2000) $239,000; (2001) $139,000; (2002) $353,000; (2003) $371,000; (2004) $235,000;
(2005) $384,000 (2006) $365,000; (2007) $360,000; (2008) $335,000; (2009)
$322,000; (2010) $447,000; (2011) $295,000; (2012) $316,000; (2013) $263,000;
and (2014) $247,000. Capital loss carryforwards aggregating approximately $70,000 are available to offset future capital gains, if any, expire in 2000.

6. Expiration of Shareholder States redemption restriction
  In 1993, the Fund entered into a Settlement Agreement with approximately 47 states ("the Shareholder States") with respect to the recovery of shares and distributions owned by persons who had allegedly abandoned these properties. The Settlement Agreement provides among other things, that the Shareholder States will not request redemption of their shares until February 14, 1998. The Shareholder States currently own 13% of the shares in the fund. In July 1997, the Fund agreed to remove this restriction and allow Shareholder States to redeem shares upon request. During 1999, approximately 3,600 shares were redeemed by various states.

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                            AMERITOR INDUSTRY FUND


7.Year 2000 (Unaudited)
  The year 2000 (Y2K) issue involves the fact that many computers use two di-gits to identify the year when processing date-sensitive information. Unless corrected, this could cause widespread problems for entities when processing information with dates of 2000 or later. Systems that use only two digits could process data incorrectly or stop functioning altogether. Computer sys-tems readiness for the Y2K is a major challenge for most businesses. The Fund, in meeting this challenge, has allocated the resources necessary to ensure that the computer systems utilized by the Fund are Y2K compliant. All of the necessary upgrades of the systems, and the testing thereof, were completed in August 1999. Total costs incurred for the project through June 30, 1999 ap-proximated $18,500. Management believes the Fund's systems are Y2K compliant and no additional costs are expected to be incurred. While management of the Fund believes that its systems are Y2K complaint, there is no guarantee that all of the Fund's vendors or other entities affecting the Fund's operations will be Y2K compliant and, therefore, the Fund, as any other industry remains susceptible to the consequences of the Y2K issue.

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AMERITOR INDUSTRY FUND
1730 K Street, N.W. #904
Washington, D.C. 20006
1-800-424-8570
202-223-1000 Washington, D.C. area

Transfer Agent
Ameritor Financial Corporation
1730 K Street, N.W. #904
Washington, D.C. 20006

Custodian
Crestar Bank, N.A.
1445 New York Ave., N.W.
Washington, D.C. 20005

Independent Accountants
Reznick Fedder & Silverman P.C.
4520 East West Highway
Bethesda, Maryland 20814

For more information about
Ameritor Industry Fund,
account information or daily
Net Asset Values, call:

Shareholder Services
1-800-424-8570
202-223-1000 Washington, D.C. area